CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302

                            OF THE SARBANES-OXLEY ACT

I, Simon Crinage, certify that:

1.   I have reviewed this report on Form N-Q of JF China Region Fund, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material respects  the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure     controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure controls and procedures, or caused such disclosure   controls and   procedures to be  designed   under  our supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed  under our supervision,  to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external  purposes in accordance  with  generally  accepted accounting principles;

     (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this  report,  based on such evaluation; and

     (d)  Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to  materially affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee      of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant deficiencies and material weaknesses in the design or operation of  internal  control  over  financial  reporting  which are reasonably likely to  adversely  affect  the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   November 26, 2008

By:         /s/_ Simon Crinage ___________________

Simon Crinage, President

(principal executive officer)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302

                            OF THE SARBANES-OXLEY ACT

I, Michael J. James, certify that:

1.   I have reviewed this report on Form N-Q of JF China Region Fund, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure controls and procedures, or caused such disclosure   controls and   procedures   to  be  designed   under  our supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed  under our supervision,  to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external  purposes in accordance  with  generally  accepted accounting principles;

     (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this  report,  based on such evaluation; and

     (d)  Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to materially affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee       of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant deficiencies and material weaknesses in the design or operation of  internal  control  over  financial  reporting  which are reasonably likely to  adversely  affect  the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   November 26, 2008

By:         /s/ Michael J. James ___________________

Michael J. James, Treasurer

(principal financial officer)